Income taxes	12 Months Ended
Mar. 30, 2013
Income Tax Disclosure [Abstract]
Income taxes
9.	Income taxes:

(a)	The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. As of March 30, 2013, the Company had no accrued interest related to uncertain tax positions due to available tax loss carry forwards. The tax years 2008 through 2013 remain open to examination by the major taxing jurisdictions to which the Company is subject.

The Company evaluates its deferred tax assets to determine if any adjustments to its valuation allowances are required. As part of this analysis, the Company could not reach the required conclusion that it would be able to more likely than not realize the value of both its U.S. and Canadian net deferred tax assets in the future. As a result, the Company has a non-cash valuation allowance of $56.6 million against the full value of the Company’s net deferred tax assets.

The significant items comprising the Company’s net deferred tax assets at March 30, 2013 and March 31, 2012 are as follows:

	Fiscal Year Ended
	March 30, 2013	March 31, 2012
	(In thousands)
Deferred tax assets:
Loss and tax credit carry forwards	$41,776	$41,018
Difference between book and tax basis of property and equipment	2,746	4,015
Interest expense limitations carry forward	6,292	5,127
Inventory allowances	759	834
Other reserves not currently deductible	874	1,080
Capital lease obligation	3,617	3,759
Expenses not currently deductible	439	1,276
Other	104	134

Net deferred tax asset before valuation allowance	56,607	57,243
Valuation allowance	(56,607)	(57,243)

Net deferred tax asset	$—	$—

The following table reconciles the unrecognized tax benefits at March 30, 2013 and March 31, 2012:

	Fiscal Year Ended
	March 30, 2013	March 31, 2012
	(In thousands)
Unrecognized tax benefits at the beginning of the year	$—	$—
Gross increase – tax position in current period	299	332
Applied against certain element of deferred tax assets	(299)	(332)

Unrecognized tax benefits at the end of the year	$—	$—

All unrecognized tax benefits would affect the effective tax rate if recognized.

The Company’s income tax expense (benefit) consists of the following components:

	Fiscal Year Ended
	March 30, 2013	March 31, 2012	March 26, 2011
	(In thousands)
Income tax expense (benefit):
Current	$299	$332	$444
Deferred	393	(820)	(4,789)
Valuation allowance	(672)	511	4,369

Income tax expense	$20	$23	$24

The Company’s current federal tax payable at March 30, 2013 was $5,800, and $25,000 for, March 31, 2012, and March 26, 2011.

The Company’s provision for income taxes varies from the amount computed by applying the statutory income tax rates for the reasons summarized below:

	Fiscal Year Ended
	March 30, 2013	March 31, 2012	March 26, 2011
Canadian statutory rate	26.2%	27.5%	29.3%
Rate differential for U.S. operations	(7.3)%	(139.1)%	13.9%
Adjustment to valuation allowance	21.0%	493.9%	(62.4)%
Utilization of unrecognized losses and other tax attributes	(45.3)%	(395.5)%	17.8%
Permanent differences and other	6.7%	22.7%	1.1%

Total	1.3%	9.5%	(0.3)%

(b)	At March 30, 2013, the Company had federal non-capital losses of Cdn$19.3 million and investment tax credits (“ITC’s”) in Canada of Cdn$260,000 which will expire between 2022 and 2032.

(c)	As of March 30, 2013, Mayors had federal and state net operating loss carry forwards in the U.S. of approximately $106.4 million and $97.6 million, respectively. Due to Section 382 limitations from the change in ownership for the year ended March 29, 2003, the utilization of approximately $35.3 million of the pre-acquisition net operating loss carry forwards is limited to approximately $953,000 on an annual basis through 2022. The federal net operating loss carry forwards expire beginning in fiscal 2020 through fiscal 2033 and the state net operating loss carry forwards expire beginning in fiscal 2018 through fiscal 2033. Mayors also has an alternative minimum tax credit carry forward of approximately $1.0 million to offset future federal income taxes.